UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 18, 2006

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

One Harrah’s Court

Las Vegas, Nevada 89119

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

We are revising the property groupings for our reporting regions to provide subsets of financial information by the major market areas in which we operate to support the discussion of our financial results in future earnings releases and in management’s discussion and analysis of financial condition and results of operations. This Current Report on Form 8-K discloses unaudited historical Revenue, Income from Operations and Property EBITDA (earnings before interest, taxes, depreciation, and amortization) for each fiscal quarter during 2005, 2004 and 2003 for each of our revised reporting regions. The unaudited financial information is attached hereto as Exhibit 99.1, including a reconciliation of Property EBITDA to Income from Operations, and is incorporated by reference herein. Property EBITDA is not a Generally Accepted Accounting Principles or GAAP measurement but is commonly used in the gaming industry as a measure of performance and as a basis for valuation of gaming companies.

Our revised reporting regions group our properties as follows:

Las Vegas	Iowa/Missouri
Rio	Harrah’s St. Louis
Caesars Palace	Harrah’s Council Bluffs
Bally’s Las Vegas	Horseshoe Council Bluffs/Bluffs Run
Flamingo Las Vegas	Harrah’s North Kansas City
Imperial Palace	Illinois/Indiana
Harrah’s Las Vegas	Harrah’s Metropolis
Paris Las Vegas	Caesars Indiana
Atlantic City	Horseshoe Hammond
Harrah’s Atlantic City	Harrah’s Joliet
Showboat Atlantic City	Other Nevada
Bally’s Atlantic City	Harrah’s Reno
Caesars Atlantic City	Harrah’s Lake Tahoe
Louisiana/Mississippi	Harvey’s Lake Tahoe
Harrah’s New Orleans	Bill’s Lake Tahoe
Grand Biloxi	Harrah’s Laughlin
Horseshoe Bossier City	Managed/International/Other
Harrah’s Louisiana Downs	Harrah’s Cherokee
Grand Tunica	Harrah’s Prairie Band
Horseshoe Tunica	Harrah’s Ak-Chin
Sheraton Tunica	Harrah’s Rincon
Conrad Punta del Este

Our Flamingo Laughlin, Reno Hilton and Harrah’s Lake Charles properties are currently categorized as discontinued operations due to decisions to sell those properties. We have entered into definitive agreements to sell Flaming Laughlin and Reno Hilton, and the sales are expected to close in the second quarter of 2006. We have also entered into a non-binding letter of intent to sell Harrah’s Lake Charles.

The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith:

99.1                           Harrah’s Entertainment, Inc.’s Unaudited Supplemental Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: April 18, 2006	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Senior Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Harrah’s Entertainment, Inc.’s Unaudited Supplemental Financial Information.